                                                                       Exhibit 1

                            AGREEMENT OF JOINT FILING

In accordance with Rule 13d-1(k)(1), promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the common stock, par value of $0.01 of Pathmark Stores, Inc. and that this Agreement may be included as an Exhibit to such filing.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of November 12, 2004.

                                                LC Capital Master Fund, Ltd.

                                                By:  /s/ Richard F. Conway
                                                     ---------------------
                                                Name:  Richard F. Conway
                                                Title:  Director


                                                LC Capital Partners, LP

                                                By: LC Capital Advisors LLC,
                                                its General Partner

                                                By:  /s/ Richard F. Conway
                                                     ---------------------
                                                Name:  Richard F. Conway
                                                Title:  Managing Member


                                                LC Capital Advisors LLC

                                                By:  /s/ Richard F. Conway
                                                     ---------------------
                                                Name:  Richard F. Conway
                                                Title:  Managing Member


                                                Lampe, Conway & Co., LLC

                                                By:  /s/ Richard F. Conway
                                                     ---------------------
                                                Name:  Richard F. Conway
                                                Title:  Managing Member

                                                LC Capital International LLC

                                                By:  /s/ Richard F. Conway
                                                     ---------------------
                                                Name:  Richard F. Conway
                                                Title:  Managing Member

                                                /s/ Steven G. Lampe
                                                ------------------------
                                                Name:  Steven G. Lampe

                                                /s/ Richard F. Conway
                                                ------------------------
                                                Name:  Richard F. Conway